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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 14, 2003






                              NUEVO ENERGY COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



           DELAWARE                                     76-0304436
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


1021 MAIN, SUITE 2100, HOUSTON, TEXAS                      77002
(Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (713) 652-0706


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         o        99.1 Press release issued May 13, 2003.


ITEM 9.  REGULATION FD DISCLOSURE (INCLUDING ITEM 12 INFORMATION)

         The following information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition," and is included under this Item 9 in accordance with the procedure guidance in SEC Release No. 33-8216. The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On May, 13, 2003, Nuevo Energy Company issued a press release announcing first quarter 2003 earnings. A copy of the press release is furnished with this report as Exhibit 99.1


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                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            NUEVO ENERGY COMPANY
                                               (Registrant)

Date:        May 14, 2003                   By:  /s/ James L. Payne
         ------------------                      -------------------------------
                                                 James L. Payne
                                                 Chairman, President and
                                                 Chief Executive Officer


Date:        May 14, 2003                   By:  /s/ Janet F. Clark
         ------------------                      -------------------------------
                                                 Janet F. Clark
                                                 Senior Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


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
          99.1 Press release dated May 13, 2003, announcing the first quarter 2003 earnings.
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